UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               SCHEDULE 14A


         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential For Use of the Commission Only
    (as Permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Materials Pursuant to Section 240.14a-12



                       THE INTERGROUP CORPORATION
               ----------------------------------------------
              (Name of Registrant as Specified In Its Charter)

    ----------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
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        pursuant to Exchange Act Rule 0-11 (set forth the amount on which
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    [ ] Fee paid previously with preliminary materials.

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Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement
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

                          THE INTERGROUP CORPORATION
                               820 MORAGA DRIVE
                          LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500
                              ___________________


                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON FEBRUARY 21, 2007

To the Shareholders of The InterGroup Corporation:


    NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The InterGroup Corporation ("InterGroup" or the "Company") for the fiscal year ended June 30, 2006, will be held at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 on February 21, 2007 at 2:30 P.M. for the following purposes:

    (1) to elect two Class A Directors to serve until the fiscal 2009 Annual Meeting and until his or her successor shall have been duly elected and qualified;

    (2) to ratify the retention of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007;

    (3) to approve The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors.

    (4) to transact such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

    The Board of Directors has fixed the close of business on January 8, 2007 as the record date for determining the shareholders having the right to vote at the meeting or any adjournments thereof.

    Your proxy is important whether you own a few or many shares. Please complete, sign, date and promptly return the enclosed proxy in the self-addressed, postage-paid envelope provided. Return the proxy even if you plan to attend the meeting. You may always revoke your proxy and vote in person.

Dated: January 18, 2007

                                          By Order of the Board of Directors,

                                          /S/ Gary N. Jacobs

                                          Gary N. Jacobs
                                          Secretary

                          THE INTERGROUP CORPORATION
                              820 MORAGA DRIVE
                         LOS ANGELES, CALIFORNIA 90049
                                (310) 889-2500

                                 ---------------
                                 PROXY STATEMENT
                                 ---------------

                        ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD FEBRUARY 21, 2007

The Board of Directors of The InterGroup Corporation ("InterGroup" or the "Company") is soliciting proxies in the form enclosed with this statement in connection with its fiscal 2006 Annual Meeting of Shareholders to be held on February 21, 2007 or at any adjournments thereof. Only shareholders of record at the close of business on January 8, 2007 are entitled to notice of, and to vote at, the Annual Meeting.

Each shareholder is entitled to cast, in person or by proxy, one vote for each share held of record at the close of business on January 8, 2007. As of January 8, 2007 there were outstanding 2,352,283 shares of common stock, par value $.01 per share (the "Common Stock"), the only outstanding voting security of the Company. Of the total 2,352,283 shares outstanding, a majority, or 1,176,142 voting shares will constitute a quorum for the transaction of business at the meeting. The affirmative vote of the holders of the majority of the shares of the Common Stock present and represented at the meeting and entitled to vote is required to elect directors and ratify the selection of the Company's independent registered public accounting firm. The affirmative vote of a majority of the outstanding shares of Common Stock is required to approve the 2007 Stock Compensation Plan for Non-Employee Directors.

The proxies named in the accompanying Form of Proxy will vote the shares represented thereby if the proxy appears to be valid on its face, and where specification is indicated as provided in such proxy, the shares represented will be voted in accordance with such specification. If no specification is made, the shares represented by the proxies will be voted (1) FOR the election of the two Board nominees for Class A Directors for three-year terms expiring at the fiscal 2009 Annual Meeting of Shareholders; (2) FOR the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007; and
(3) FOR approval of the 2007 Stock Compensation Plan for Non-Employee
Directors.

If you give us a proxy, you can revoke it at any time before it is used. To revoke it, you may file a written notice revoking it with the Secretary of the Company, execute a proxy with a later date or attend the meeting and vote in person.

This Proxy Statement and the accompanying Form of Proxy are first being sent to shareholders on or about January 23, 2007. In addition to mailing this material to shareholders, the Company has asked banks and brokers to forward copies to persons for whom they hold stock of the Company and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their reasonable out-of-pocket expenses in doing so. Officers of the Company may, without being additionally compensated, solicit proxies by mail, telephone, telegram or personal contact. All proxy soliciting expenses will be paid by the Company. The Company does not expect to employ anyone else to assist in the solicitation of proxies.

                                 PROPOSAL NO. 1

                        ELECTION OF CLASS A DIRECTORS

The Company's Certificate of Incorporation provides that the Board of Directors shall consist of not more than nine nor less than five members. The exact number of Directors is fixed by the Board prior to each year's Annual Meeting of Shareholders. The Board is divided into three staggered classes, each class having not less than one or more than three members. Each Director is elected to serve for a three-year term, and until the election and qualification of his or her successor. When vacancies on the Board occur, due to resignation or otherwise, the Directors then in office may continue to exercise the powers of the Directors and a majority of such directors may select a new Director to fill the vacancy. Any Director may resign at any time. Any Director may be removed by the vote of, or written consent of, the holders of a majority of the shares of Common Stock outstanding at a special meeting called for the purpose of removal or to ratify the recommendation of a majority of the Directors that such Director be removed.

The term of the Class A Directors expires at the fiscal 2006 Annual Meeting to be held on February 21, 2007. The Board has proposed John V. Winfield and Josef A. Grunwald as the Class A Directors to serve until the fiscal 2009 Annual Meeting and until the election and qualification of their successors. The Board of Directors has been informed that the nominees have consented to being named as nominees and are willing to serve as Directors if elected. However, if any nominee should be unable, or declines to serve, it is intended that the proxies will be voted for such other person as the proxies shall, in their discretion, designate. Unless otherwise directed in the accompanying Proxy, the person's name therein will vote FOR the election of this nominee. Election requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.


                    DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to the Directors and Executive Officers of the Company:

                         Position with
    Name                  the Company         Age      Term to Expire
------------------     ------------------     ---     -----------------
Class A Directors:

John V. Winfield      Chairman of the Board;   60    Fiscal 2006 Annual Meeting
(1)(4)(6)(7)          President and Chief
                      Executive Officer
Josef A.
Grunwald(2)(3)(7)     Director and Vice        58    Fiscal 2006 Annual Meeting
                      Chairman of the Board

Class B Directors:

Gary N. Jacobs
(1)(5)(6)(7)          Secretary; Director      61   Fiscal 2007 Annual Meeting

William J. Nance (1)
(2)(3)(4)(6)(7)       Director                 62   Fiscal 2007 Annual Meeting

Class C Directors:

John C. Love          Director                 66    Fiscal 2008 Annual Meeting
(3)(4)(5)

Other Executive
Officers:

David C. Gonzalez     Vice President           39      N/A
                      Real Estate

David T. Nguyen       Treasurer and            33     N/A
                      Controller

Michael G. Zybala     Assistant Secretary      54      N/A

------------------

(1)  Member of the Executive Committee
(2)  Member of the Administrative and Compensation Committee
(3)  Member of the Audit Committee
(4)  Member of the Real Estate Investment Committee
(5)  Member of the Nominating Committee
(6)  Member of the Securities Investment Committee
(7)  Member of the Special Strategic Options Committee


Business Experience:

 The principal occupation and business experience during the last five years for each of the Directors and Executive Officers of the Company are as follows:

John V. Winfield -- Mr. Winfield was first appointed to the Board in 1982. He currently serves as the Company's Chairman of the Board, President and Chief Executive Officer, having first been appointed as such in 1987. Mr. Winfield also serves as President, Chairman and Chief Executive Officer of Santa Fe Financial Corporation ("Santa Fe") and Portsmouth Square, Inc. ("Portsmouth") both public companies.

Josef A. Grunwald -- Mr. Grunwald is an industrial, commercial and residential real estate developer. He serves as Chairman of PDG N.V. (Belgium), a hotel management company, and President of I.B.E. Services S.A. (Belgium), an international trading company. Mr. Grunwald was first elected to the Board in 1987 and named Vice Chairman on January 30, 2002. Mr. Grunwald is also a Director of Portsmouth.

William J. Nance -- Mr. Nance is a Certified Public Accountant and private consultant to the real estate and banking industries. He is also President of Century Plaza Printers, Inc. Mr. Nance was first elected to the Board in 1984. He served as the Company's Chief Financial Officer from 1987 to 1990 and as Treasurer from 1987 to June 2002. Mr. Nance is also a Director of Santa Fe and Portsmouth. Mr. Nance also serves as a director of Goldspring, Inc., a public company.

Gary N. Jacobs -- Mr. Jacobs was appointed to the Board and as Secretary in 1998. Mr. Jacobs is Executive Vice President, General Counsel, Secretary and a Director of MGM MIRAGE (NYSE: MGG) and Of Counsel to the law firm of Christensen, Glaser, Fink, Jacobs, Weil & Shapiro, LLP. Through May 31, 2000, he was a partner of said firm and the head of the corporate department.

John C. Love -- Mr. Love was appointed to the Board in 1998. Mr. Love is an international hospitality and tourism consultant and a hotel broker. He was formerly a partner in the national CPA and consulting firm of Pannell Kerr Forster. He is Chairman Emeritus of the Board of Trustees of Golden Gate University in San Francisco. Mr. Love is also a Director of Santa Fe and Portsmouth.

David C. Gonzalez -- Mr. Gonzalez was appointed Vice President Real Estate of the Company on January 31, 2001. Over the past 17 years, Mr. Gonzalez has served in numerous capacities with the Company, including Controller and Director of Real Estate.

David T. Nguyen - Mr. Nguyen was appointed as Treasurer of the Company on February 26, 2003. Mr. Nguyen also serves as Treasurer of Santa Fe and Portsmouth, having been appointed to those positions on February 27, 2003. Mr. Nguyen is a Certified Public Accountant and, from 1995 to 1999, was employed by PricewaterhouseCoopers LLP where he was a Senior Accountant specializing in real estate. Mr. Nguyen served as the Company's Controller from 1999 to 2001 and from 2003 to the present.

Michael G. Zybala -- Mr. Zybala was appointed Vice President Operations and Assistant Secretary of the Company on January 27, 1999 and served as Vice President Operations until July 15, 2002. Mr. Zybala is an attorney at law and has served as a special legal consultant to the Company. Mr. Zybala is also the Vice President and Secretary of Santa Fe and Portsmouth and has served as their General Counsel since 1995. Mr. Zybala has provided legal services to Santa Fe and Portsmouth since 1978.


Family Relationships: There are no family relationships among directors, executive officers, or persons nominated or chosen by the Company to become directors or executive officers.

Involvement in Certain Legal Proceedings: No director or executive officer, or person nominated or chosen to become a director or executive officer, was involved in any legal proceeding requiring disclosure.


                     BOARD AND COMMITTEE INFORMATION

Board of Directors:

InterGroup's common stock is listed on the NASDAQ Capital Market of the NASDAQ Stock Market LLC ("NASDAQ"). It is also listed on NYSE Arca (formerly the Pacific Exchange). InterGroup is a small business issuer under the rules and regulations of the Securities and Exchange Commission ("SEC").

The Board of Directors of InterGroup currently consist of five members. With the exception of the Company's President and CEO, John V. Winfield, all of InterGroup's Board of Directors consists of "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Board of Directors held five meetings during the 2006 Fiscal Year (in person, telephonically or by written consent). No Director attended (whether in person, telephonically, or by written consent) less than 75% of all meetings held during the period of time he served as Director during the 2006 Fiscal Year.

The Board of Directors has not established a formal process for security holders to send communications to the Board of Directors and the Board has not deemed it necessary to establish such a procedure at this time. Historically, almost all communications that the Company receives from security holders are ministerial in nature and are not directed to the Board of Directors. If the Company should receive a security holder communication directed to the Board of Directors, or to an individual director, said communication will be relayed to the Board of Directors or the individual director as the case may be.

The Company does not have any formal policy with regard to board members attendance at annual meetings of shareholders but encourages each director to attend said meetings. All of the Company's directors attended the fiscal 2005 annual meeting of shareholders.


Committees:

The Company has an Executive Committee that meets in lieu of the Board upon the request of the Chairman of the Committee. Mr. Winfield is Chairman of the Executive Committee. The Committee held two meetings (in person, telephonically or by written consent) during the 2006 Fiscal Year.

The Company's Administrative and Compensation Committee is comprised of "independent" members of the Board of Directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Committee reviews and recommends executive salaries and any stock based compensation plans. Mr. Nance is Chairman of the Administrative and Compensation Committee. This Committee held two meetings (in person, telephonically or by written consent) during the 2006 Fiscal Year. This Committee also oversees the Company's two Stock Option Plans.

The Company has a Real Estate Investment Committee, which is chaired by Mr. Nance. This Committee held six meetings (in person, telephonically or by written consent) during the 2006 Fiscal Year. The Real Estate Investment Committee reviews and considers potential acquisitions and dispositions of property.

The Company's Nominating Committee is comprised of two "independent" directors as independence is defined by the applicable rules of the SEC and NASDAQ. The Company has not established a charter for the Nominating Committee and the Committee has no policy with regard to consideration of any director candidates recommended by security holders. As a small business issuer whose directors own in excess of fifty percent of the voting shares of the Company, InterGroup has not deemed it appropriate to institute such a policy. Mr. Love is the Chairman of the Nominating Committee. The Committee held one meeting during the 2006 Fiscal Year.

The Company's Securities Investment Committee oversees and establishes certain investment procedures and reports to the Board of Directors. The Committee's Chairman is Mr. Winfield. This committee held four meetings (in person, telephonically or by written consent) during the 2006 Fiscal Year.

The Company's Special Strategic Options Committee is chaired by Mr. Winfield. This committee held no formal meetings during the 2006 Fiscal Year, but its members consult with each other frequently on an informal basis. The Special Strategic Options Committee reviews and considers the Company's strategic options and provides guidance to accomplish its goals considering both current and prospective investment opportunities.

The Company is a small business issuer under SEC rules. The Company's Audit Committee is currently comprised of three members: Directors Nance (Chairperson), Grunwald and Love, each of who meet the independence requirements of the SEC and NASDAQ as modified or supplemented from time to time. Directors Nance and Love also meet the Audit Committee Financial Expert requirement as defined by the SEC and NASDAQ. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the financial reporting process, the annual independent audit of the Company's financial statements, reviewing the financial reports provided by the Company to any governmental body or the public; the Company's system of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and the Company's auditing, accounting and financial processes generally. The Audit Committee is also responsible for the selection and retention of the Company's independent auditors. The Audit Committee held six meetings during the 2006 Fiscal Year.

The Company's Board of Directors has adopted a written charter for the Audit Committee, which is reviewed on an annual basis. A copy of that written charter, as amended, is attached as Appendix A to this proxy statement.

                        EXECUTIVE COMPENSATION

Executive Officers Compensation

The following table provides certain summary information concerning compensation awarded to, earned by or paid to the named Executive Officers of the Company who earned more than $100,000 (salary and bonus) for all services rendered to the Company and its subsidiaries for fiscal years 2006, 2005 and 2004. There are currently no employment contracts with the Executive Officers.

                          SUMMARY COMPENSATION TABLE

                                  Annual Compensation
                              --------------------------------------------
                                                                  Other Annual    All Other
Name and Principal Position    Year    Salary         Bonus       Compensation   Compensation
---------------------------    ----    ------      ------------   ------------   ------------
John V. Winfield               2006   $522,000(1)  $        -(2)   $67,500(3)     $85,000(4)
Chairman, President and        2005   $522,000(1)  $  320,000(2)   $52,500(3)     $85,000(4)
Chief Executive Officer        2004   $522,000(1)  $2,077,000(2)   $52,426(3)     $85,000(4)

David C. Gonzalez              2006   $180,000     $        -      $     -        $     -
Vice President                 2005   $180,000     $   25,000      $     -        $     -
Real Estate                    2004   $184,900     $   50,000      $70,579(5)     $     -

David T. Nguyen                2006   $176,500(6)  $        -      $     -        $     -
Treasurer and                  2005   $120,000(6)  $   12,000      $     -        $     -
Controller                     2004   $120,000(6)  $   12,000      $     -        $     -

Michael G. Zybala              2006   $ 90,000(7)  $        -      $18,000(8)     $     -
Vice President                 2005   $ 84,000(7)  $    8,000      $18,000(8)     $     -
Real Estate                    2004   $ 84,000(7)  $    8,000      $ 9,000(8)     $     -
---------------------------

(1) Mr. Winfield also serves as President and Chairman of the Board of the Company's subsidiary, Santa Fe, and Santa Fe's subsidiary, Portsmouth. Mr. Winfield received salary and directors fees of $267,000, $328,000 and $251,000 from those entities during fiscal years 2006, 2005 and 2004, respectively, which amounts are included in this item.

(2) These amounts reflect performance bonuses, paid by the Company and its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, based on the results of Mr. Winfield's management of the securities portfolios of those companies for the fiscal years ended June 30, 2006, 2005 and 2004. Of the total amount of the bonus for fiscal 2005, $57,000 was paid by Santa Fe and $4,000 was paid by Portsmouth. For fiscal 2004, $211,000 was paid by Santa Fe and $407,000 was paid by Portsmouth. No performance bonus was paid for fiscal 2006.

(3) Amounts include an auto allowance and compensation for a portion of the salary of an assistant. The auto allowance was $15,000, $15,000 and $15,000 during fiscal years 2006, 2005 and 2004, respectively. The amount of compensation related to the assistant was approximately $53,000, $38,000 and $38,000 during fiscal years 2006, 2005 and 2004, respectively.

(4) During fiscal 2006, 2005 and 2004, the Company and its subsidiaries also paid annual premiums in the total amount of $85,000 for split dollar whole life insurance policies owned by, and the beneficiary of which are, a trust for the benefit of Mr. Winfield's family. Of the $85,000 in premiums paid each year, Santa Fe and Portsmouth paid $43,000 of that amount. The Company has a secured right to receive, from any proceeds of the policies, reimbursement of all premiums paid prior to any payment to the beneficiary.

(5) Amount shown reflects the cost of an automobile purchased by the Company for Mr. Gonzalez.

(6) Mr. Nguyen's salary and bonuses are allocated approximately 50% to the Company and 50% to Santa Fe and Portsmouth.

(7) Mr. Zybala's salary and bonuses are allocated approximately 25% to the Company and 75% to Santa Fe and Portsmouth.

(8) Amounts are for Special Hotel Committee fees paid by Portsmouth.

On July 18, 2003, the disinterested members of the respective Boards of Directors of the Company's subsidiary, Santa Fe and Santa Fe's subsidiary, Portsmouth, established a performance based compensation program for the Company's CEO, John V. Winfield, to keep and retain his services as a direct and active manager of the securities portfolios of those companies. On January 12, 2004, the disinterested members of the Securities Investment Committee of InterGroup also established a performance based compensation program for Mr. Winfield, which was ratified by the Board of Directors. The Company's previous experience and results with outside money managers was not acceptable.
Pursuant to the criteria established the Board of Directors, Mr. Winfield is entitled to performance compensation for his management of the securities portfolios of the Company and its subsidiaries equal to 20% of all net investment gains generated in excess of an annual return equal to the Prime Rate of Interest (as published by the Wall Street Journal) plus 2%. Compensation amounts are earned, calculated and paid quarterly based on the results of the Company's investment portfolio for that quarter. Should the companies have a net investment loss during any quarter, Mr. Winfield would not be entitled to any further performance-based compensation until any such investment losses are recouped by the Company. This performance based compensation program may be modified or terminated at the discretion of the respective Boards of Directors.


Internal Revenue Code Limitations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), provides that, in the case of a publicly held corporation, the corporation is not generally allowed to deduct remuneration paid to its chief executive officer and certain other highly compensated officers to the extent that such remuneration exceeds $1,000,000 for the taxable year. Certain remuneration, however, is not subject to disallowance, including compensation paid on a commission basis and, if certain requirements prescribed by the Code are satisfied, other performance based compensation. Since InterGroup, Santa Fe and Portsmouth are each public companies, the $1,000,000 limitation applies separately to the compensation paid by each entity. For fiscal years 2006 and 2005 no compensation paid by the Company to its CEO or other executive officers was subject the deduction disallowance prescribed by Section 162(m) of the Code.




                  OPTIONS/SAR GRANTS IN LAST FISCAL YEAR

The Company did not have any individual grants of stock options or Stock Appreciation Rights ("SARs") during the fiscal year ended June 30, 2006 to any named executive officer.

            AGGREGATE OPTIONS/SAR EXERCISES IN THE LAST FISCAL YEAR
                  AND FISCAL YEAR END OPTION/SAR VALUES


The following table contains information concerning each exercise of stock options (or tandem SARs) and freestanding SARs during the last completed fiscal year by each of the named executive officers and the fiscal year-end value of unexercised options and SARs:

                                              Number of Securities
              Shares                         Underlying Unexercised      Value of Unexercised
           Acquired on        Value            Options/SARs as of        In-the-Money Options/
Name       Exercise (#)     Realized ($)          June 30, 2006            at June 30, 2006
----       ------------     -----------      -----------------------      --------------------
                                           Exercisable/Unexercisable   Exercisable/Unexercisable
                                           -------------------------   -------------------------
John V.
Winfield            -      $     -                225,000/0                 $1,775,250/$0(1)

David C.
Gonzalez            -      $     -                  6,000/9,000             $   15,840/$23,760(1)
--------------

(1) Based on the closing price of the Company's Common Stock on June 30, 2006 of $15.81 per share.


1998 Stock Option Plan for Non-Employee Directors

On December 8, 1998, the Board of Directors of the Company adopted, subject to stockholder approval and ratification, a 1998 Stock Option Plan for Non-employee Directors (the "Plan"). The stockholders ratified that plan on January 27, 1999. As discussed below, the Plan will terminate upon shareholder approval of the 2007 Stock Compensation Plan for Non-Employee Directors.

The stock offered under the Plan was shares of the Company's Common Stock, par value $.01 per share, which could be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Plan will not exceed 150,000 shares (adjusted for March 31, 2003 stock split). The Plan was scheduled to terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Plan shall have been acquired through the exercise of options granted under the Plan; (ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date that the Board may determine.

Pursuant to the Plan, each non-employee director as of the adoption date of the Plan was granted on the date thereof: (i) if he or she became a non-employee director prior to January 1, 1998, an option to purchase 8,000 shares of Common Stock; and (ii) if he or she became a non-employee director on or after January 1, 1998, an option to purchase 4,000 shares of Common Stock.

Each new non-employee director who is elected to the Board was to be automatically granted an option to purchase 4,000 shares of Common Stock upon the initial date of election to the Board. On each July 1 following the adoption date, each non-employee director was to be granted an option to purchase 3,000 shares of Common Stock (adjusted for stock split) provided he or she held such position on that date and the number of Common Shares available for grant under the Plan were sufficient to permit such automatic grant.

The exercise prices of the options were determined at the time of grant and were not less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the options granted is for ten years. Options granted to any non-employee director were not to vest 100% until such person has been a member of the Board for four (4) years or more. Non-employee directors who have been a member of the Board less than four (4) years, were vested with respect to 20% of the options on the date of grant and 20% on each anniversary of such person having become a member of the Board, provided that the optionee was on each such date serving as a member of the Board or as an employee or consultant to the Company.

Pursuant to the Plan, the following non-employee directors of the Company were granted options during fiscal 2006 to purchase 2,400 shares each of the Common Stock of the Company: Josef A. Grunwald; William J. Nance; Mildred Bond Roxborough; Gary N. Jacobs; and John C. Love. The exercise price for the options is $18.00 per share, which was the closing price of the Company's Common Stock on the Nasdaq National Market System as of the date of grant on July 1, 2005. Those grants were limited to 2,400 shares since all of the options authorized to be issued under the Plan had been issued. The Plan will terminate upon shareholder approval, and Board adoption, of the 2007 Stock Compensation Plan for Non-Employee Directors described in Proposal 3 to this proxy statement; however, any outstanding options under the Plan will remain effective in accordance with their terms.


1998 Stock Option Plan for Selected Key Officers, Employees and Consultants

On December 8, 1998, the Board of Directors of the Company adopted, subject to shareholder approval and ratification, a 1998 Stock Option Plan for selected key officers, employees and consultants (the "Key Employee Plan"). The Key Employee Plan was ratified by the stockholders on January 27, 1999.

The stock to be offered under the Key Employee Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, the aggregate number of shares to be delivered upon exercise of all options granted under the Key Employee Plan shall not exceed 300,000 shares (adjusted for stock split). The Key Employee Plan shall terminate on the earliest to occur of (i) the dates when all of the Common Stock available under the Key Employee Plan shall have been acquired through the exercise of options granted under the Key Employee Plan; (ii) 10 years after the date of adoption of the Key Employee Plan by the Board; or (iii) such other date that the Board may determine.

The Key Employee Plan is administered by a Committee appointed by the Board of Directors which consists of two or more disinterested persons within the meaning of Rule 16b-3 promulgated pursuant to the Securities Exchange Act of 1934 (the "Exchange Act"). Persons eligible to receive options under the Key Employee Plan shall be employees who are selected by the Committee. In determining the Employees to whom options shall be granted and the number of shares to be covered by each option, the Committee shall take into account the duties of the respective employee, their present and potential contribution to the success of the Company, their anticipated number of years of active service remaining and other factors as it deems relevant in connection with accomplishing the purposes of the Key Employee Plan. An employee who has been granted an option may be granted an additional option or options as the Committee shall so determine.

The exercise price of the option shall be determined at the time of grant and shall not be less than 100% of the fair market value of the Common Stock at the time of the grant of the option. The term of the option shall not exceed 10 years from the date on which the option is granted. The vesting schedule for the options and the method or time that when the option may be exercised in whole or in part shall be determined by the Committee. However, in no event shall an option be exercisable within six months of the date of grant in the case of an optionee subject to Section 16(b) of the Exchange Act. Subject to certain exceptions, the option shall terminate six months after the optionee's employment with the Company terminates. No options to purchase shares were granted pursuant to the Key Employee Plan during fiscal 2006.

Compensation of Directors

Until December 31, 2006, each director was paid a fee of $1,500 per quarter for a total annual compensation of $6,000. Directors were also eligible to receive $500 for each committee meeting attended and $600 for each committee meeting chaired. Members of the Audit Committee also received a fee of $500 per quarter. Directors who are also Executive Officers did not receive any fee for attending Board or Committee meetings. As an Executive Officer, the Company's Chairman has also elected to forego his annual board fee. Non-employee directors were eligible for grants of options to purchase shares of the Company's Common Stock pursuant to the 1998 Stock Option Plan for Non-Employee Directors. All of the options authorized to be issued under that Plan were exhausted effective with the July 1, 2005 option grants.

Based on the recommendation of the Administrative and Compensation Committee the Board of Directors has approved the form of a 2007 Stock Compensation Plan for Non-Employee Directors and is submitting that 2007 Plan to the shareholders for their approval. A summary of the 2007 Stock Compensation Plan is set forth in Proposal 3 of this proxy statement. If the Plan is approved by the shareholders, each non-employee director would be entitled to an annual grant of a number of shares of Common Stock of the Company equal in value to $18,000 based on the fair market value of the Common Stock on the date of grant and a grant of 600 shares of Common Stock upon the formal adoption of the 2007 Plan by the Board.

Based on the further recommendations of the Administrative and Compensation Committee, the Board of Directors also approved a change in the amount and manner by which non-employee directors are to be paid cash compensation. Effective January 1, 2007, each non-employee director will receive an annual cash retainer in the amount of $16,000, to be paid in equal quarterly payments. With the exception of members of the Audit Committee, non-employee directors will not receive any additional fees for attending Board or Committee meetings, but will be entitled to reimbursement of their reasonable expenses to attend such meetings. Members of the Audit Committee will be paid a fee of $1,000 per quarter, with the Chair of that Committee to receive $1,500 per quarter. The previous cash compensation policy had been in effect since 1986.


Change in Control or Other Arrangements

Except for the foregoing, there are no other arrangements for compensation of Directors and there are no employment contracts between the Company and its Directors or any change in control arrangements.


       COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and each beneficial owner of more than ten percent of the Common Stock of the Company, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based upon a review of the copies of such reports received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that during fiscal 2006 all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

       SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of January 8, 2007, certain information with respect to the beneficial ownership of Common Stock of the Company (adjusted for stock split) owned by (i) those persons or groups known by the Company to own more than five percent of the outstanding shares of Common Stock, (ii) each Director and Executive Officer, and (iii) all Directors and Executive Officers as a group.


Name and Address of           Amount and Nature
Beneficial Owner (1)         of Beneficial Owner(2)     Percentage(3)
--------------------        ----------------------     -------------

John V. Winfield               1,613,907(4)                 62.6%

Josef A. Grunwald                126,861(3)                  5.3%

William J. Nance                  77,697(3)                  3.3%

Gary N. Jacobs                    29,775(3)(5)               1.2%

John C. Love                      26,400(3)                  1.1%

David C. Gonzalez                 24,000(6)                  1.0%

Michael G. Zybala                      0                       *

David T. Nguyen                        0                       *

All Directors and
Executive Officers as a
Group (9 persons)              1,898,640                    70.3%
------------------
*  Ownership does not exceed 1%.

(1) Unless otherwise indicated, the address for the persons listed is 820 Moraga Drive, Los Angeles, CA 90049.

(2) Unless otherwise indicated and subject to applicable community property laws, each person has sole voting and investment power with respect to the shares beneficially owned.

(3) Percentages are calculated on the basis of 2,352,283 shares of Common Stock outstanding at January 8, 2007, plus any securities that person has the right to acquire within 60 days pursuant to options, warrants, conversion privileges or other rights. The following options are included in director's shares:
Josef A. Grunwald-32,400; William J. Nance-32,400; Gary N. Jacobs-26,400; John
C. Love-26,400.

(4) Includes 225,000 shares of which Mr. Winfield has the right to acquire pursuant to options

(5) Other than his options, all shares of Mr. Jacobs are held by the Gary and Robin Jacobs Family Trust.

(6) Includes 8,250 shares of which Mr. Gonzalez has the right to acquire pursuant to options.


As of January 8, 2007, InterGroup's Common Stock was held by approximately 530 registered shareholders and approximately 1320 shareholders including beneficial owners.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

On December 4, 1998, the Administrative and Compensation Committee authorized the Company to obtain whole life and split dollar insurance policies covering the Company's President and Chief Executive Officer, Mr. Winfield. During fiscal 2006 and 2005, the Company paid annual premiums in the amount of approximately $85,000 for the split dollar insurance policy owned by, and the beneficiary of which is, a trust for the benefit of Mr. Winfield's family. The Company has a secured right to receive, from any proceeds of the policy, reimbursement of all premiums paid prior to any payments to the beneficiary.

On June 30, 1998, the Company's Chairman and President entered into a voting trust agreement with the Company giving the Company the power to vote his 4.0% interest in the outstanding shares of the Santa Fe common stock.

As Chairman of the Securities Investment Committee, the Company's President and Chief Executive officer, John V. Winfield, oversees the investment activity of the Company in public and private markets pursuant to authority granted by the Board of Directors. Mr. Winfield also serves as Chief Executive Officer and Chairman of Santa Fe and Portsmouth and oversees the investment activity of those companies. Depending on certain market conditions and various risk factors, the Chief Executive Officer, his family, Santa Fe and Portsmouth may, at times, invest in the same companies in which the Company invests. The Company encourages such investments because it places personal resources of the Chief Executive Officer and his family members, and the resources of Santa Fe and Portsmouth, at risk in connection with investment decisions made on behalf of the Company. Under the direction of the Securities Investment Committee, the Company has instituted certain modifications to its procedures to reduce the potential for conflicts of interest.

The Company, its subsidiary Santa Fe and Santa Fe's subsidiary, Portsmouth, have established performance based compensation programs for Mr. Winfield's management of the securities portfolios of those companies. For the fiscal years ended June 30, 2005, Mr. Winfield received, in the aggregate, performance based compensation in the amount of $320,000. Of the total amount of the bonus for fiscal 2005, $57,000 was paid by Santa Fe and $4,000 was paid by Portsmouth. No performance bonus was paid for fiscal 2006. The performance based compensation was approved by the disinterested members of the respective Boards of Directors of the Company and its subsidiaries.

Gary N. Jacobs, a Director of the Company, is Of Counsel to the law firm of Christensen, Glaser, Fink, Jacobs, Weil & Shapiro, LLP. Through May 31, 2000 he was a senior partner of said firm, which provided legal services to the Company during the year ended June 30, 2005. No payments were made to this firm during the year ended June 30, 2006. During the year ended June 30, 2005, the Company made payments of approximately $44,000 to Christensen, Glaser, Fink, Jacobs, Weil & Shapiro, LLP, $38,000 of which was incurred in fiscal 2004.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF JOHN V. WINFIELD AND JOSEF A. GRUNWALD AS CLASS A DIRECTORS OF THE COMPANY.

                                 PROPOSAL NO. 2

                       RATIFICATION OF THE APPOINTMENT OF
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed the firm of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending June 30, 2007. Although action of shareholders in this matter is not required, the Audit Committee believes it is appropriate to seek shareholder ratification of this appointment. Ratification requires the affirmative vote of a majority of the shares represented and voted at the Annual Meeting.

PricewaterhouseCoopers LLP has served as the Company's independent registered public accounting firm since at least fiscal 1992. The Board expects that a representative of PricewaterhouseCoopers will be present at the Annual Meeting to respond to appropriate questions from Shareholders, and the Board will provide this representative with an opportunity to make a statement if he or she desires to do so.

THE FOLLOWING REPORT OF THE AUDIT COMMITTEE SHALL NOT BE DEEMED TO BE SOLICITING MATERIAL OR TO BE FILED WITH THE SEC UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES EXCHANGE ACT OF 1934 OR INCORPORATED BY REFERENCE IN ANY DOCUMENT SO FILED.
                         AUDIT COMMITTEE REPORT

The Audit Committee's responsibilities are described in a written charter adopted by the Board of Directors, which is attached as Appendix A to this Proxy Statement. The Audit Committee primary duties and responsibilities are to: serve as an independent and objective party to monitor the Company's financial reporting process and internal control system; appoint and approve the compensation of the Company's independent registered public accounting firm; review and appraise the audit efforts of the Company's independent registered public accounting firm; and provide an open avenue of communications among the independent registered public accounting firm, financial and senior management, and the Board of Directors. During fiscal year ended June 30, 2005, the Company retained PricewaterhouseCoopers LLP as its independent registered public accounting firm to provide audit and audit related services. There were no fees paid for non-audit services.

The Audit Committee reviewed and discussed the audited financial statements with management and PricewaterhouseCoopers LLP and management represented to the Audit Committee that the consolidated financial statements were prepared in accordance with generally accepted accounting principals. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended by SAS No. 90 with respect to quarterly financial statements. The Audit Committee has also received the written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), which was discussed with PricewaterhouseCoopers LLP.

Based on the Audit Committee's review of the audited financial statements, and the review and discussions with management and PricewaterhouseCoopers LLP referred to above, the Audit Committee recommended to the Company's Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2006 for filing with the Securities and Exchange Commission.

                          THE AUDIT COMMITTEE:
                      WILLIAM J. NANCE, CHAIRPERSON
                              JOHN C. LOVE
                            JOSEF A. GRUNWALD

Audit Fees

The aggregate fees billed for each of the last two fiscal years ended June 30, 2006 and 2005 for professional services rendered by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-QSB or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years, were as follows:

                                              Fiscal Year
                                       -------------------------
                                         2006             2005
                                       --------         --------
               Audit Fees              $470,000         $244,000
               Audit Related Fees             -                -
               Tax Fees                       -                -
               All Other Fees                 -                -


Audit Committee Pre-Approval Policies

The Audit Committee shall pre-approve all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent registered public accounting firm, subject to any de minimus exceptions that may be set for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

All of the services described herein were approved by the Audit Committee pursuant to its pre-approval policies.

None of the hours expended on the principal auditor's engagement to audit the Company's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal auditor's full-time permanent employees.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

                              PROPOSAL NO. 3

              APPROVAL OF THE INTERGROUP CORPORATION 2007 STOCK
               COMPENSATION PLAN FOR NON-EMPLOYEE DIRECTORS

A copy of the proposed 2007 Stock Compensation Plan for Non-Employee Directors (which we refer to as the 2007 Plan) is attached to this proxy statement as Appendix B and is hereby incorporated by reference, The following summary of the key provisions of the 2007 Plan is qualified in its entirety by reference to the attached 2007 Plan document. Based on the recommendation from the Board's Administrative and Compensation Committee (which we refer to as the Committee), the Board of Directors has approved the form of the 2007 Plan and has recommended that it be submitted to the shareholders at the Annual Meeting for their approval.

    PURPOSE. We believe that, while the Company's existing 1998 Stock Option Plan for Non-Employee Directors (which we refer to as the Old Plan) has provided the Company with a useful tool in helping to attract and retain qualified non-employee directors, the total number of shares available to be issued upon the exercise of options pursuant to the Old Plan is exhausted. Rather than seek approval of an amendment to the Old Plan to increase in the number of shares available, we believe that an equity-based compensation plan where non-employee directors receive direct stock awards would be more appropriate than continuing with a stock option based compensation plan. Upon approval of the 2007 Plan, the Old Plan will be terminated, although outstanding options under the Old Plan will remain effective in accordance with their terms.

The 2007 Plan is designed to advance the interests of the Company and its stockholders by providing the Company with an important and useful tool to help accomplish the following goals: 1) attract highly qualified candidates; 2) retain highly qualified directors; and 3) align directors' interests with those of long-term owners of the Company. Equity compensation granted pursuant to the 2007 Plan will be fully vested on the grant date so that there is immediate alignment of interests with shareholders and the maintenance of independence and objectivity for the director.

    EFFECTIVE DATE AND TERM. The 2007 plan will be effective February 21, 2007 if approved by the shareholders at the Annual Meeting. The 2007 Plan will terminate upon the earlier of the date all shares reserved for issuance have been awarded or February 21, 2017, if not sooner terminated by the Board upon recommendation by the Committee.

    ADMINISTRATION AND ELIGIBILITY. The Committee will administer the 2007 Plan. Among other powers, the Committee will have full and exclusive power to: interpret the terms and intent of the 2007 Plan and any award agreement; determine eligibility for awards; determine award recipients; and make all other determinations relating to the 2007 Plan.

All non-employee directors are eligible to participate in the 2007 Plan. As of December 31, 2006, there were four (4) non-employee directors who would be eligible to participate in the 2007 Plan.

    GRANTS OF AWARDS. Each non-employee director as of the adoption date of the 2007 Plan shall be granted an award of 600 unrestricted shares of the Company's Common Stock. On each July 1 following the adoption date of the 2007 Plan, each non-employee director shall receive an automatic grant of a number of shares of Company's Common Stock equal in value to $18,000 based on 100% of the fair market value (as defined) of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Plan is sufficient to permit such automatic grant. Any fractional shares resulting from such grant will be rounded up to next highest whole share. All stock awards to non-employee directors will be fully vested on the date of grant. The dollar amount of the annual grant is subject to further adjustment by the Board of Directors upon recommendation by the Committee.

    SHARES AVAILABLE FOR AWARDS; MAXIMUM AWARDS. The stock to be available for issuance under the 2007 Plan shall be shares of the Company's Common Stock, par value $.01 per share, which may be unissued shares or treasury shares. Subject to certain adjustments upon changes in capitalization, a maximum of 60,000 shares of the Common Stock will be available for issuance to participants under the 2007 Plan.

    ADJUSTMENTS FOR CORPORATE CHANGES. In the event of a recapitalization, reclassification or other specified event affecting the Company or shares of Company's Common Stock, the Committee shall make appropriate and proportionate adjustments in the number and kind of shares that may be issued under the 2007 Plan, as well as other maximum limitations under the 2007 Plan, and the number and kind of shares of Common Stock or other rights and prices under outstanding awards.

    TRANSFERABILITY. The stock awards granted under the 2007 Plan are shares of unrestricted Common Stock and are fully vested on the date of grant. The right of the non-employee director to receive his or her annual grant of Common is personal to the director and is not transferable. Once received, shares of Common Stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company will use its best efforts to file a registration statement on Form S-8 to register the shares subject to the 2007 Plan.

    AMENDMENT AND DISCONTINUANCE. Upon recommendation of the Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.

    CERTAIN FEDERAL INCOME TAX CONSEQUENCES. The following is a brief description of certain federal income tax consequences that will generally apply to awards issued under the 2007 Plan, based on current federal income tax laws. This summary is not intended to be exhaustive and, among other things, does not describe state, local or foreign income and other tax consequences. Participants should not rely on this discussion for individual tax advice, as each participant's situation and the tax consequences of exercising awards and disposing of the underlying shares of common stock will vary depending upon the specific facts and circumstances involved. Each participant is advised to consult with his or her own tax advisor.

In general, a participant will recognize ordinary income, for federal income tax purposes, on the fair market value of any unrestricted stock on the date of grant and such income will generally be taxed at ordinary income rates. The Company will generally be allowed a federal income tax deduction in an amount equal to the amount included in income by the participant, provided such amount constitutes an ordinary and necessary business expense, and provided further that the Company satisfies its information reporting obligations with respect to such income. Such deduction will be allowed in the tax year in which the participant recognizes such income. On a subsequent sale of the shares, the recipient will recognize capital gain or loss equal to the difference between the sales price and the participant's adjusted basis in those shares, which will generally be the amount of income previously recognized by the participant.

Since only non-employee directors are eligible to participate in the 2007 Plan, compensation to a participant under the 2007 Plan generally should not constitute wages for purposes of the Federal Insurance Contributions Act and the Federal Unemployment Tax Act and thus should not result in additional tax liability to the Company.

BOARD RECOMMENDATION; INTEREST OF CERTAIN PERSONS

The Board of Directors believes that the 2007 Plan will provide a valuable benefit to the Company by enhancing its ability to attract and retain highly qualified directors. The Board has approved the form of the 2007 Plan and has recommended that it be submitted to the shareholders at the Annual Meeting for their approval. It is expected that the Board of Directors will formally adopt the 2007 Plan after the stockholders have approved it. The Board believes that the approval of the 2007 Plan is in the Company's and the shareholder's best interests.

The Company's non-employee directors have an interest in the proposal to adopt the 2007 Plan since each is an eligible participant in awards under the 2007 Plan.

   The Board of Directors recommends a vote FOR approval of The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors.


                             OTHER BUSINESS

As of the date of this statement, management knows of no business to be presented at the meeting that is not referred to in the accompanying notice, other than the approval of the minutes of the last shareholders' meeting, which action will not amount to ratification of the actions taken at that meeting.
As to other business that may properly come before the meeting, it is intended that the proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with the best judgment of that person.


                           SHAREHOLDER PROPOSALS

It is presently anticipated that the fiscal 2007 Annual Meeting of Shareholders will be held on or around February 20, 2008. Any shareholder proposals intended to be considered for inclusion in the proxy statement for presentation at the fiscal 2007 Annual Meeting must be received by the Company no later than October 20, 2007. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Act of 1934. It is suggested that the proposal be submitted by certified mail - return receipt requested.


                     FORM 10-KSB and ANNUAL REPORT

The Annual Report to Shareholders for the 2006 fiscal year accompanies this proxy statement, but is not deemed a part of the proxy solicitation material.
A copy of the Company's Form 10-KSB for the fiscal year ended June 30, 2006, as required to be filed with the Securities and Exchange Commission, excluding exhibits, will be mailed to shareholders without charge upon written request to: John V. Winfield, President, The InterGroup Corporation, 820 Moraga Drive, Los Angeles, CA 90049. Such requests must set forth a good-faith representation that the requesting party was either a holder of record or beneficial owner of the common stock of the Company on January 8, 2007. The Company's Form 10-KSB and other public filings are also available through the Securities and Exchange Commission's world-wide-web site (http://www.sec.gov).

                                        By Resolution of the Board of Directors

                                        THE INTERGROUP CORPORATION

                                        Gary N. Jacobs
                                        Secretary

 Dated:  Los Angeles, California
         January 18, 2007

                                 APPENDIX A

                        THE INTERGROUP CORPORATION
                          AUDIT COMMITTEE CHARTER
                       (As Amended January 3, 2007)

Purpose:
-------

The primary purpose of the Audit Committee is to assist the Board of Directors in fulfilling its responsibility of overseeing management's conduct of the Company's financial reporting process, the Company's systems of internal accounting and financial controls, and the annual independent audit of the Company's financial statements.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention and shall have full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose. The Board and the Committee are in place to represent the Company's shareholders, and the Company's independent registered public accounting firm is ultimately accountable to the Board and the Committee as such representatives of shareholders. It is the responsibility of the Committee to maintain free and open means of communication between the Board, the independent registered public accounting firm and the financial management and internal auditors of the Company.

The Committee shall review the adequacy of this Charter on an annual basis.

Membership:
----------

The Committee shall be comprised of at least three (3) "independent" directors that meet the composition requirements as defined by the rules of the Securities and Exchange Commission ("SEC") and The NASDAQ Stock Market LLC ("NASDAQ") as may be modified and supplemented from time to time. Accordingly, all of the members of the Committee will be directors:

1. Who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company;

2.  Are not affiliates of the Company;

3. Do not receive any compensation from the Company other than in the capacity as director; and

4. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee.

In addition, at least one member of the Committee will qualify as an audit committee financial expert as defined by the Securities and Exchange Commission.

The members of the Committee shall be elected by the Board at the annual meeting of the Board and shall serve until their successors shall be duly elected and qualified. Unless a Chairman of the Committee is elected by the full Board, the members of the Committee may designate a Chairman of the Committee by majority vote of the full Committee Membership.

Meetings:
--------

The Committee shall meet at least four times annually, or more frequently as circumstances dictate. A majority of the members of the Committee shall constitute a quorum for the transaction of business. Minutes of each meeting of the Committee should be recorded by the Secretary to the Committee. Approval by a majority of the members present at a meeting at which a quorum is present shall constitute approval by the Committee. The Committee may also act by unanimous written consent without a meeting. As part of its job to foster open communication, the Committee should meet at least annually with management and the Company's independent registered public accounting firm in separate executive sessions to discuss any matters that the Committee or each of these groups believe should be discussed privately. In addition, the Committee or at least its Chairman should meet with the Company's independent registered public accounting firm and management quarterly to review the Company's financials consistent with #2 below. The Committee may request any officer or employee of the Company or the Company's outside counsel or the Company's independent registered public accounting firm to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

Key Responsibilities:
--------------------

The Committee's job is one of oversight, and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the Company's independent registered public accounting firm is responsible for auditing those financial statements pursuant to professional standards. Additionally, the Committee recognizes that financial management has more time, knowledge and detailed information about the Company than do Committee members. Consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as appropriate given the circumstances.

     1. The Committee shall review with management and the Company's independent registered public accounting firm the audited financial statements to be included in the Company's Annual Report on Form 10-KSB (or the Annual Report to Shareholders if distributed prior to the filing of the Form 10-KSB) prior to the filing of the Form 10-KSB or, if deemed appropriate, prior to any year-end earnings release. The Committee shall review and consider with Company's independent registered public accounting firm the all matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, as amended by SAS No.90, by auditors with audit committees.

     2. As a whole, or through the Committee chair, the Committee shall review with the Company's independent registered public accounting firm the Company's interim financial results to be included in the Company's quarterly reports to be filed with Securities and Exchange Commission and the matters required to be discussed by SAS No. 61, as amended by SAS No. 90 with respect to quarterly financial statements. Such review will occur prior to the Company's filing of the Form 10-QSB or, if deemed appropriate, prior to any quarterly earnings releases.

     3. Review disclosures made to the Committee by the Company's CEO and CFO during their certification process for the Form 10-KSB and Form 10-QSB about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

     4.  The Committee shall:

     (a) request from the Company's independent registered public accounting firm annually a formal written statement delineating all relationships between the independent registered public accounting firm and the Company consistent with Independence Standards Board Standard No. 1;

     (b) discuss with the Company's independent registered public accounting firm any disclosed relationships or services which may impact that firm's objectivity or independence; and

     (c) recommend that the Board take appropriate action in response to the Company's independent registered public accounting firm's report to satisfy itself of that firm's independence.

     5. The Committee shall have the sole authority to appoint or replace the Company's independent registered public accounting firm (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the Company's independent registered public accounting firm (including resolution of disagreements between management and the Company's independent registered public accounting firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The Company's independent registered public accounting firm shall report directly to the Committee.

     6. The Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the company by its independent registered public accounting firm, subject to the de minimus exceptions for non-audit services described in Section 10A
(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit. The Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted nonaudit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Committee at its next scheduled meeting.

     7. Review and discuss quarterly reports from the Company's independent registered public accounting firm:

     (a) All critical accounting policies and practices to be used.

     (b) All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent registered public accounting.

     (c) Other material written communications between the independent registered public accounting firm and management, such as any management letter or schedule of unadjusted differences.

     8. Periodically consult with the Company's independent registered public accounting firm, out of the presence of management, about internal controls and the fullness and accuracy of the organization's financial statements.

     9. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent registered public accounting firm who participated in any capacity in the audit of the Company.

     10. Discuss with management the Company's use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     11. Establish regular and separate systems of reporting to the Committee by each of management, the independent registered public accounting firm, and the internal accountants regarding any significant judgments made in management's preparation of the financial statements, and the view of each as to appropriateness of such judgments.

     12. Following completion of the annual audit, review separately with each of management and the independent registered public accounting firm any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

     13. Review any significant disagreement among management and the independent registered public accounting firm in connection with the preparation of the financial statements.

     14. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     15. Establish, review, and update periodically a Code of Ethical Conduct, and ensure that management has established a system to enforce this Code.

     16. Review and approve any transactions between the Company and its officers, directors or 5% shareholders.

     17. The Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Committee, for payment of compensation to the Company's independent registered public accounting firm for the purpose of rendering or issuing an audit report and to any advisors employed by the Committee.


Reporting Responsibilities:
--------------------------

The Committee shall prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

The Committee shall prepare such other reports for the full Board of Directors and others as it shall deem necessary to discharge its responsibilities under this Charter.

                                  APPENDIX B

                         THE INTERGROUP CORPORATION
                        2007 STOCK COMPENSATION PLAN
                         FOR NON-EMPLOYEE DIRECTORS

     1.  Establishment of Plan.

The InterGroup Corporation, a Delaware Corporation (hereinafter referred to as the "Company"), establishes a equity-based compensation plan for to be known as The InterGroup Corporation 2007 Stock Compensation Plan for Non-Employee Directors (hereinafter referred to as the "Plan") as set forth in this document.

This Plan will provide for the grant of awards of unrestricted shares of Common Stock of the Company to non-employee directors, which will be fully vested as of the date of grant.

The Plan shall become effective upon adoption by the Board after it has been approved by the holders of a majority of the outstanding Common Stock of the Company entitled to vote on the Plan at a shareholders' meeting (the "Effective Date") and shall remain in effect as provided in Section 11 hereof.

     2.  Purpose of Plan.

The purpose of this Plan is to promote and advance the interests of Company, by permitting the Company to compensate non-employee directors utilizing grants of shares of Common Stock of the Company by providing them with a proprietary interest in the Company. Such equity-based compensation should increase the personal interest and the special effort of such persons in providing for the success and progress of the business of the Company and should enhance the Corporation's efforts to attract and retain highly qualified non-employee directors and to help align the interests of the non-employee directors with those of long-term owners of the Corporation.

     3. Definitions. The following terms when used herein shall have the meanings set forth below, unless a different meaning is plainly required by the context:

          (a) Adoption Date. The date the Plan is formally adopted by the Board of Directors of the Company following shareholder approval.

          (b) Award. Individually or collectively, the grant under this Plan of Common Stock

          (c)     Board.  The Board of Directors of the Company.

          (d) Committee. The Administrative and Compensation Committee of the Board of the Company.

          (e) Common Stock. Shares of the Company's common stock, par value $.01 per share.

          (f) Company. The InterGroup Corporation, a Delaware corporation.

          (g) Employee. An employee of the Company or any of its subsidiaries who receives compensation in that capacity in excess of $30,000 per calendar year from the Company and/or any of its subsidiaries (not including compensation received in his or her capacity as a member of the Board or any committee of the Board).

          (h) Fair Market Value. The fair market value of a share of Common Stock on a given date, as determined by the Committee; provided, however, that if the Common Stock on such date is (i) traded on a tier of the NASDAQ Stock Market LLC ("NASDAQ"), the Fair Market Value shall be the closing price of the Common Stock on such system; or (ii) traded on an established securities exchange, the Fair Market Value shall be the closing price of the Common Stock in the reported consolidated trading of such exchange. If there are no Common Stock transactions reported for such date, the determination shall be made as of the last immediately preceding date on which the Common Stock transactions were reported. If there shall be any material alteration in the present system of reporting sales prices of the Common Stock, or if the Common Stock shall no longer be traded or listed as set forth above, the Fair Market Value of the Common Stock as of a particular date shall be determined under such method as shall be determined by the Committee.

          (i) Non-Employee Director. A member of the Board who is not an Employee of the Company or any of its subsidiaries.


          (m) Plan. This 2007 Stock Compensation Plan for Non-Employee Directors, as it may be amended from time to time.

     4.     Eligibility and Participation.

Awards of Common Stock under the Plan shall be granted only to Non-Employee Directors. To be eligible for an award, the Non-Employee Director has to hold such position on the date of grant.

     5.     Shares Subject to the Plan.

The stock to be offered under the Plan shall be shares of Common Stock, which shares may be unissued shares or treasury shares. Subject to the adjustments provided for in Section 8, the aggregate number of shares to be awarded under the Plan shall not exceed 60,000 shares.

     6.     Terms and Conditions of Awards.

          (a) Each Non-Employee Director as of the Adoption Date shall be granted on the date thereof 600 shares of Common Stock.

          (b) On each July 1 following the adoption date of the 2007 Plan, each Non-Employee Director shall receive an automatic grant of a number of shares of Company's Common Stock equal in value to $18,000 (subject to adjustment by the Committee), based on 100% of the Fair Market Value of the Common Stock on the date of grant, provided he or she holds such position on that date and the number of shares of Common Stock available for grant under the 2007 Plan is sufficient to permit such automatic grant. All stock awards to non-employee directors will be fully vested on the date of grant.

          (c) No Fractional Shares. Any fractional shares resulting from an Award shall be rounded up to next highest whole share.

          (d) Upon recommendation by the Committee, the Board may adjust the annual dollar amount of the shares of Common to be awarded under the Plan.

          (e) Transferability of Awards. The Awards granted under the Plan are shares of unrestricted Common Stock and are fully vested on the date of grant. The right of the Non-Employee director to receive his or her annual grant of Common is personal to the director and is not transferable. Once received, shares of Common Stock awarded to the non-employee director are freely transferable subject to any requirements of Section 16(b) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Following the Adoption Date, the Company will use its best efforts to register the Common Stock under the plan by filing a Registration Statement on form S-8.

     7.     Administration.

The Plan shall be administered by the Administrative and Compensation Committee of the Board of Directors consisting of at least three members selected by, and serving at the pleasure of, the Board (the "Committee"). The Committee shall meet at such times and places as it determines and may meet through a telephone conference call. A majority of its members shall constitute a quorum, and the decision of the majority of those present at any meeting at which a quorum is present shall constitute the decision of the Committee. Any decision reduced to writing and signed by a majority of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held. No discretion concerning decisions under the Plan shall be afforded to a person who is not a disinterested person. All decisions, determinations and selections made by the Committee pursuant to the provisions of the Plan shall be final.

     8.     Adjustments Upon Changes in Capitalization.

Notwithstanding the limitations set forth in Section 5, in the event of a merger, consolidation, reorganization, stock dividend, stock split or other change in corporate structure or capitalization affecting the Common Stock, the Committee shall make an appropriate adjustment in the maximum number of shares available under the Plan and in the number of shares of Common Stock to be granted under the Plan.

     9.     Amendment and Discontinuance.

Upon recommendation of the Committee, the Board may, at any time and from time to time and in any respect, amend or modify the 2007 Plan. The Board must obtain stockholder approval of any material amendment to the 2007 Plan if required by any applicable law, regulation or stock exchange rule. The Board of Directors may amend the 2007 Plan or any award agreement, which amendment may be retroactive, in order to conform it to any present or future law, regulation or ruling relating to plans of this or similar nature. No amendment or modification of the 2007 Plan or any award agreement may adversely affect any outstanding award without the written consent of the participant holding the award.


     10.     Merger, Consolidation, Etc.

           (a) Conversion on Merger. In the event the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation issues shares of its stock to the Company's shareholders in connection with the merger, consolidation or acquisition, the surviving or acquiring corporation shall adopt the Plan and the Non-Employee Director shall, at no additional cost, be entitled to receive, in lieu of the number of shares of Common Stock under the Plan, the equivalent dollar value of the number and class of shares of stock of acquiring corporation.

          (b) No Conversion on Certain Mergers. In the event that the Company merges or consolidates with another corporation, or all or substantially all of the Company's capital stock or assets are acquired by another corporation, and the surviving or acquiring corporation does not issue shares of its stock to the Company's shareholders in connection with the merger, consolidation or acquisition, then, notwithstanding any other provision of the Plan to the contrary, no further stock shall be issued under the Plan.

     11.     Effectiveness and Termination of the Plan.

          (a) The Plan shall become effective upon adoption by the Board after it has been approved by the holders of a majority of the outstanding Common Stock of the Company entitled to vote on the Plan at a shareholders' meeting.

          (b)     Termination Date.

The Plan shall terminate on the earliest to occur of (i) the dates when all the Common Stock available under the Plan shall have been issued under the Plan;
(ii) 10 years after the date of adoption of the Plan by the Board; or (iii) such other date as the Board may determine.

          12.     Governing Law.

The provisions of the Plan shall be construed, administered and enforced according to the laws of the State of California.

                             FORM OF PROXY

                         THE INTERGROUP CORPORATION
          This Proxy is Solicited on Behalf of the Board of Directors


The undersigned hereby (a) acknowledges receipt of the Notice of Annual Meeting of Shareholders of The InterGroup Corporation to be held on February 21, 2007 at 2:30 P.M. at the Hilton San Francisco Financial District, 750 Kearny Street, San Francisco, CA 94108 and the Proxy Statement in connection therewith each dated January 18, 2007; (b) appoints John V. Winfield and Gary
N. Jacobs, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this Form of Proxy, all of the shares of Common Stock of The InterGroup Corporation held of record by the undersigned on January 8, 2007 at the Annual Meeting of Shareholders to be held on February 21, 2007 or at any adjournment thereof.


                   (Continued and to be signed on reverse side)

                        Annual Meeting of Shareholders Of
                          THE INTERGROUP CORPORATION

                              FEBRUARY 21, 2007

                         Please date, sign and mail
                           your proxy card in the
                          envelope provided as soon
                                 as possible.


    Please detach along perforated line and mail in the envelope provided.
----------------------------------------------------------------------------

Please sign, date and return promptly in the enclosed envelope. Please mark your vote in blue or black ink as shown here [x]


1. Election of Class A Directors

[ ] FOR ALL NOMINEES          Nominees:
                              ( ) John V. Winfield
                              ( ) Josef A. Grunwald

[ ] WITHHOLD AUTHORITY
    FOR ALL NOMINEES

[ ] FOR ALL EXCEPT
    (See instructions below)

INSTRUCTION: To withhold authority to vote for any individual nominee(s) mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold as shown here (x).

2.  PROPOSAL TO APPROVE THE RETENTION             FOR       AGAINST   ABSTAIN
    OF PRICEWATERHOUSECOOPERS LLP AS
    AS THE COMPANY'S INDEPENDENT REGISTERED       [ ]         [ ]       [ ]
    PUBLIC ACCOUNTANTS

3.  PROPOSAL TO APPROVE THE INTERGROUP            FOR       AGAINST   ABSTAIN
    CORPORATION 2007 STOCK COMPENSATION
    PLAN FOR NON-EMPLOYEE DIRECTORS               [ ]         [ ]       [ ]

4. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this Proxy will be voted FOR Proposals 1, 2, 3 and 4.


To change the address on your account, please check the box at the right
and indicate your new address in the address space above. Please note     [ ]
that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Shareholder _____________________   Date: ____________

Signature of Shareholder _____________________   Date: ____________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held by jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.